================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2001



                       Affiliated Computer Services, Inc.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-24787                 51-0310342
(State of other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


        2828 NORTH HASKELL AVENUE, DALLAS, TEXAS                   75204
        (Address of principal executive offices)                 (Zip code)


        Registrant's telephone number including area code: (214) 841-6111


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

================================================================================

ITEM 5.  OTHER EVENTS.

                  Reference is hereby made to the Registrant's Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the "Commission") on March 30, 2001 (Commission File No. 333-58038) (the "Registration Statement"), pursuant to which Affiliated Computer Services, Inc. (the "Company") is registering $316,990,000 aggregate principal amount of its 3.50% Convertible Subordinated Notes due February 15, 2006 (the "Notes") and 3,649,094 shares of its Class A Common Stock, $0.01 par value per share (the "Common Stock", and together with the Notes, the "Registrable Securities"), which are initially issuable upon conversion of the Notes, plus an indeterminate number of shares of Common Stock as may become issuable upon conversion of the Notes as a result of adjustments to the conversion rate. Such Registration Statement has been filed by the Company in accordance with its obligations under the Registration Rights Agreement (as such term is hereinafter defined). Such Registration Statement has not yet been declared effective by the Commission.

                  In connection with the foregoing, on February 15, 2001, the Company entered into a Purchase Agreement (the "Purchase Agreement") with Goldman, Sachs & Co., as representative of itself and Bear, Stearns & Co. (collectively, the "Purchasers"), with respect to the Purchasers' Rule 144A private offering to qualified institutional buyers of $300,000,000 aggregate principal amount of Notes with the option to purchase an additional $50,000,000 aggregate principal amount of Notes (the "Overallotment Option"). A copy of the Purchase Agreement in the form in which it was executed was filed as Exhibit 1.1 to the Registration Statement and is incorporated herein by reference.

                  In connection with the sale of the Notes, the Company entered into an Indenture, dated as of February 21, 2001 (the "Indenture"), with U.S. Trust Company of Texas, N.A., as trustee (the "Trustee"), with respect to the Notes. A copy of the Indenture in the form in which it was executed was filed as
Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

                  In addition, on February 21, 2001, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the Purchasers and agreed, for the benefit of the holders of the Registrable Securities (as such term is defined therein), to file a shelf registration statement covering resales of the Registrable Securities with the Commission and to use its reasonable efforts to cause the shelf registration statement to be declared effective. A copy of the Registration Rights Agreement in the form in which it was executed was filed as Exhibit 4.4 to the Registration Statement and is incorporated herein by reference.

                  On February 15, 2001, the Company announced that it completed the sale of $300,000,000 aggregate principal amount of Notes, which sale closed on February 21, 2001. The Purchasers elected to purchase an additional $16,990,000 aggregate principal amount of Notes pursuant to the Overallotment Option, which sale closed on March 22, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

Exhibit
Number         Description

  1.1 Purchase Agreement, dated February 15, 2001, between Affiliated Computer Services, Inc. and Goldman, Sachs & Co., as representative of the several Purchasers named therein (filed as Exhibit 1.1 to the Company's Form S-3 filed on March 30, 2001 and incorporated herein by reference).

  4.1 Indenture dated February 21, 2001 between Affiliated Computer Services, Inc. and U.S. Trust Company of Texas, N.A. (filed as
               Exhibit 4.1 to the Company's Form S-3 filed on March 30, 2001 and incorporated herein by reference).

  4.4 Registration Rights Agreement between Affiliated Computer Services, Inc. and Goldman, Sachs & Co., as representative of the several Purchasers named therein (filed as Exhibit 4.4 to the Company's Form S-3 filed on March 30, 2001 and incorporated herein by reference).

*99.1          Press Release dated as of February 15, 2001.

----------
* filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AFFILIATED COMPUTER SERVICES, INC.



                                        By:  /s/ WARREN EDWARDS
                                           --------------------------------
                                             Name:  Warren Edwards
                                             Title: Executive Vice President and
                                                       Chief Financial Officer




Date: April 4, 2001.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  1.1          Purchase Agreement, dated February 15, 2001, between Affiliated
               Computer Services, Inc. and Goldman, Sachs & Co., as
               representative of the several Purchasers named therein (filed as
               Exhibit 1.1 to the Company's Form S-3 filed on March 30, 2001 and incorporated herein by reference).

  4.1          Indenture dated February 21, 2001 between Affiliated Computer
               Services, Inc. and U.S. Trust Company of Texas, N.A. (filed as
               Exhibit 4.1 to the Company's Form S-3 filed on March 30, 2001 and incorporated herein by reference).

  4.4          Registration Rights Agreement between Affiliated Computer
               Services, Inc. and Goldman, Sachs & Co., as representative of the several Purchasers named therein (filed as Exhibit 4.4 to the Company's Form S-3 filed on March 30, 2001 and incorporated herein by reference).

*99.1          Press Release dated as of February 15, 2001.

----------
* filed herewith